UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountin standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Executive Compensation Program

On March 7, 2018, the Compensation Committee of the Company’s Board of Directors (the “Board”) approved the elements of the 2018 executive compensation program for the following executive officers of the Company:

Daniel P. Hansen, President and Chief Executive Officer;

Gregory A. Dowell, Executive Vice President, Chief Financial Officer and Treasurer; (1)

Jonathan P. Stanner, Executive Vice President, Chief Investment Officer;

Craig J. Aniszewski, Executive Vice President and Chief Operating Officer;

Christopher R. Eng, Executive Vice President, General Counsel, Chief Risk Officer and Secretary; and

Paul Ruiz, Senior Vice President and Chief Accounting Officer.

(1) As previously announced, Mr. Dowell is retiring from the Company effective March 31, 2018 and was not included in the 2018 executive compensation program.

The key elements of the 2018 executive compensation program are summarized below. For the development of the 2018 executive compensation program, the Compensation Committee retained Frederic W. Cook & Co, Inc. (“FW Cook”). FW Cook provided the Compensation Committee with advisory services only with respect to executive and Board compensation, and worked with management only at the request and under the direction of the Compensation Committee. FW Cook reviewed the compensation components for the prior year’s program and advised the Compensation Committee on the appropriateness of those components. The Compensation Committee’s approval of the 2018 executive compensation program was based on various factors, including, among others, recommendations made by FW Cook.

2018 Annual Base Salaries. For 2018, the base salaries to be paid to the Company’s executive officers are as follows:

Mr. Hansen will be paid $700,000;

Mr. Dowell will be paid $375,000; (1)

Mr. Stanner will be paid $425,000;

Mr. Aniszewski will be paid $450,000;

Mr. Eng will be paid $350,000; and

Mr. Ruiz will be paid $300,000.

(1) As previously announced, Mr. Dowell is retiring from the Company effective March 31, 2018 and was not included in the 2018 executive compensation program. Mr. Dowell will be paid his base salary through his retirement date.

2018 Incentive Awards (Cash Bonuses). The Compensation Committee approved incentive awards that provide the executive officers an opportunity to earn additional cash compensation based on the achievement of company-specific performance goals and, at the Compensation Committee’s discretion, each executive officer’s individual performance and contribution to the Company in 2018. As more fully described below, incentive awards that are earned will be settled in cash on or before March 15, 2019. The Company entered into incentive award agreements with each of the executive officers effective as of March 7, 2018 setting forth the terms and conditions of the incentive awards.

Under the incentive award agreements, the executives will be entitled to cash payments based on the extent to which company-specific and individual performance goals have been achieved. In the first quarter of 2019, the Compensation Committee will evaluate whether the company-specific performance goals have been achieved and the awards have been earned at the threshold, target or maximum level and whether individual performance goals have been achieved. For 2018, the goals established by the Compensation Committee relate to:

•	Budgeted amounts of AFFO per share (the “AFFO Component”, weighted as 60% of total);
•	Budgeted amounts of same-store RevPAR growth (the “RevPAR Component”, weighted as 20% of total); and
•	Individual performance and contribution to the Company in 2018 (the “Individual Performance Component”, weighted as 20% of total).

For purposes of the AFFO Component, AFFO per share will be calculated as the Company’s net income or loss as set forth in its audited consolidated financial statements for the year ending December 31, 2018, less preferred dividends and excluding gains (or losses) from sales of property and impairment losses, plus depreciation and amortization (including amortization of deferred financing costs and amortization of franchise fees), as further adjusted to exclude hotel transaction and pursuit costs, equity-based compensation, debt transaction costs, gain (or loss) on derivative instruments and such other items, including non-cash or nonrecurring expenses, as the Compensation Committee determines is appropriate and consistent with the purpose and intent of the incentive awards. For purposes of the RevPAR Component, same-store RevPAR growth will be calculated as a year over year comparison of RevPAR growth for the Company’s hotels owned for the entire year ended December 31, 2017 and the entire year ending December 31, 2018. For purposes of the Individual Performance Component, the performance goals have been established with respect to each executive officer’s individual performance and contribution to the Company in 2018.

If any unknown or unanticipated transactions occur on or prior to December 31, 2018, the effect of those transactions on actual 2018 AFFO per share will be evaluated by the Compensation Committee, and the Compensation Committee, at its discretion, may make an appropriate adjustment to the threshold, target and maximum levels of budgeted AFFO per share to give effect to those transactions.

No amount will be paid under the AFFO Component, the RevPAR Component or the Individual Performance Component if the threshold level of performance is not achieved. No additional amounts will be paid under the AFFO Component, the RevPAR Component or the Individual Performance Component if actual performance exceeds the maximum level of performance established by the Compensation Committee. Linear interpolation will be applied for performance between the threshold and target levels and for performance between the target and maximum levels.

The following table sets forth the potential payout under the 2018 annual incentive program that each executive may earn at the threshold, target and maximum level of performance. Linear interpolation will be applied for performance between the threshold and target levels and for performance between the target and maximum levels.

	Threshold		Target		Maximum
	% of Base Salary	Potential Payout	% of Base Salary	Potential Payout	% of Base Salary	Potential Payout
Daniel P. Hansen	75%	$525,000	150%	$1,050,000	300%	$2,100,000
Craig J. Aniszewski	50%	$225,000	100%	$450,000	200%	$900,000
Jonathan P. Stanner	50%	$212,500	100%	$425,000	200%	$850,000
Christopher R. Eng	50%	$175,000	100%	$350,000	200%	$700,000
Paul Ruiz	35%	$105,000	70%	$210,000	140%	$420,000

In determining whether the Individual Performance Component has been earned, the Compensation Committee will not rely on any one particular objective or formula but rather on what the Compensation Committee considers to be value-added quantitative and qualitative goals in furtherance of the Company’s compensation principles. No executive officer is guaranteed an award under the Individual Performance Component and, if performance is unsatisfactory, no amounts will be paid under the Individual Performance Component.

Except as discussed below, in order to receive payment under the AFFO Component, the RevPAR Component or the Individual Performance Component, an executive officer must be employed by the Company on December 31, 2018. The executive officers will be entitled to receive (i) the pro rata amount of the AFFO Component or the RevPAR Component, if any, and (ii) the amount, if any, of the Individual Performance Component the Compensation Committee may determine is earned if the executive’s employment with the Company terminates or is terminated before December 31, 2018 on account of death or disability or on account of a termination without cause or a voluntary termination for good reason.

In addition, no payment will be made under any component of an incentive award until the Compensation Committee determines the amount that has been earned. Any amount determined by the Compensation Committee to be payable under an incentive award will be paid as soon as practicable after the Compensation Committee’s determination of the amount to be paid. The Compensation Committee will make the determination, and the payment, if any, will be made, on or before March 15, 2019. Any amount payable under the incentive awards will be paid in a single cash payment, which will be reduced by applicable income and employment tax withholdings.

2018 Equity Incentives: Time-Based Stock Awards. The Compensation Committee approved time-based stock awards under the Company’s 2011 Equity Incentive Plan As Amended and Restated Effective June 15, 2015 (the “2011 Plan”) as follows:

•	Mr. Hansen, 80,357 shares;
•	Mr. Aniszewski, 32,738 shares;
•	Mr. Stanner, 26,786 shares;
•	Mr. Eng, 13,393 shares; and
•	Mr. Ruiz, 8,928 shares.

The time-based shares were issued on March 7, 2018. The number of time-based shares awarded to each executive officer was determined by dividing the fixed dollar amount of each stock award by the volume weighted average price (“VWAP”) of the Company’s common stock for the ten trading days ending on, and including, March 6, 2018, or $13.44. The Company has entered into stock award agreements with the executive officers, effective as of March 7, 2018, setting forth the terms and conditions of the time-based stock awards. The stock award agreements provide for vesting over a three-year period as follows: 25% of shares will vest on March 9, 2019; 25% of the shares will vest on March 9, 2020; and 50% of the shares will vest on March 9, 2021.

Except as described below, no time-based shares will vest unless the executive remains in the continuous employ of the Company from the date of grant until the applicable vesting date. If a “change in control”, as defined in the 2011 Plan, occurs prior to vesting and if the successor entity does not assume or replace the time-based shares, they will vest on a “control change date”, as defined in the Equity Incentive Plan, if the executive remains in the continuous employ of the Company from the date of grant until the control change date. In addition, all of the time-based shares (if not sooner vested), will vest on the date that the executive’s employment with the Company ends on account of the executive’s death or disability, or if the executive’s employment is terminated without cause, or if the executive resigns for good reason.

Any time-based shares that have not vested as described above may not be transferred and will be forfeited on the date the executive’s employment with the Company terminates. On and after the date of grant and prior to forfeiture of any time-based shares, the executive will have the right to vote the time-based shares and to receive, free of all restrictions, all dividends declared and paid on the Company’s common stock, whether or not vested.

2018 Equity Incentives: Performance-Based Stock Awards. The Compensation Committee approved performance-based stock awards under the 2011 Plan as follows:

•	Mr. Hansen, 120,536 shares;
•	Mr. Aniszewski, 49,107 shares;
•	Mr. Stanner, 40,178 shares;
•	Mr. Eng, 20,089 shares; and
•	Mr. Ruiz, 13,393 shares.

The performance-based shares were issued at the target level of performance, as discussed below, on March 7, 2018. The number of performance-based shares awarded to each executive officer was determined by dividing the fixed dollar amount of each stock award by the volume weighted average price (“VWAP”) of the Company’s common stock for the ten trading days ending on, and including, March 6, 2018, or $13.44. The Company has entered into stock award agreements with the above-named executive officers, effective as of March 7, 2018, setting forth the terms and conditions of the performance-based stock awards.

Pursuant to the stock award agreements, the performance-based shares will be earned based on the Company’s relative total stockholder return (“TSR”) at various peer group percentiles, which were set at the 30th percentile for threshold performance, the 55th percentile for target performance and the 80th percentile for maximum performance. Additional shares may be earned by the executive officers if performance exceeds the target level. The performance-based shares (and any additional shares) will be earned over a three-year performance period that commenced on March 7, 2018 and will end on March 7, 2021 (the “Performance Period”). In addition, a portion of the performance-based shares will be earned based on the Company’s absolute TSR as discussed below. The peer group selected by the Compensation Committee consists of the constituent companies of the SNL US Hotel REIT Index (“Index”) for the entire Performance Period (“Index Company”). A company will be an “Index Company” only if the company’s market capitalization on the first day of the Performance Period is at least $100 million. A company will not be an “Index Company” if, during the Performance Period, it makes a public disclosure of its intent or agreement to enter into a merger or sale with another company. A company will be an “Index Company” only if it is listed on the Index for the entire Performance Period; provided, however, that a company that would be an Index Company that declares bankruptcy during the Performance Period will be an Index Company and its TSR for the Performance Period will be negative one hundred percent (-100%). If earned, the performance-based shares issued on March 7, 2018 will vest on March 7, 2021 and any additional shares will be issued as soon as practical after the end of the Performance Period, but no later than March 31, 2021 and will be fully vested as of the date of issuance.

The following table illustrates the percentage of the target performance-based shares issued on March 7, 2018 that will be earned at various levels of relative TSR performance:

Company 3-Year TSR Percentile Rank vs. Index Companies	Percent of Target Shares Earned
<30th Percentile	0%
30th Percentile	25%
55th Percentile	100%
≥ 80th Percentile	200%

The number of shares earned will be linearly interpolated for performance between the 30th and 55th percentile and for performance between the 55th and 80th percentile. In addition, if the Company’s absolute TSR is equal to or greater than 8.5% per year (or 25.5% cumulative over the Performance Period), at least 25% of the performance-based shares will be earned.

Pursuant to the terms of the 2011 Plan if a change in control occurs before March 7, 2021, executives will earn shares as follows. If the executive remains in the continuous employ of the Company from March 7, 2018 until the control change date, the executive will earn the number of shares calculated by multiplying the target level of shares by the Company’s applicable percent of Target Shares earned according to the table above as of the control change date. The number of shares earned shall be vested and non-forfeitable on March 7, 2021 if the executive remains in the continuous employ of the Company from March 7, 2018 until such date. Notwithstanding the preceding sentence, the number of shares earned shall be vested and non-forfeitable on the control change date if the surviving or successor entity in the change in control does not assume or replace the shares with a comparable grant covering common stock of the surviving or successor entity. Notwithstanding the two preceding sentences, the number of shares of earned shall be vested and non-forfeitable on the date that an executive’s employment with the Company ends if the executive remains in the continuous employ of the Company from March 7, 2018 until the date such employment ends, after the control change date, on account of the executive’s death, disability, termination without cause or voluntary termination for good reason.

For purposes of the performance-based stock awards, the Company’s TSR will be calculated in accordance with the methods utilized by SNL Financial to calculate TSR. The TSR for each Index Company will be calculated in the same manner.

Performance-based shares that have not been earned on or before March 7, 2021 in accordance with the terms of the stock award agreements will not vest or be issued, and such shares or the right to receive such shares will be forfeited.

On and after the date of grant and prior to forfeiture of any of the performance-based shares, the executives will have the right to vote the shares that have been issued. However, prior to vesting, any cash dividends on the performance-based shares that have not vested will be accumulated but will not be paid to the executives during the Performance Period. Any accumulated and unpaid cash dividends on the performance-based shares will be paid to the executives on the date those shares vest in accordance with the terms of the stock award agreements. If any additional shares are issued for performance that exceeds the target level, the executives will receive a cash payment in the amount equal to the dividends that would have been paid on the additional shares as if those shares had been issued on March 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Executive Vice President, General Counsel,
Date: March 9, 2018	Chief Risk Officer and Secretary